CELEBRATING 25 YEARS

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COLONIAL BANCGROUP

First Quarter 2007 Earnings Overview Exhibit 99.2

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Forward Looking Statements
This presentation includes “forward-looking statements” within the meaning of the federal securities laws. Words such as “believes,”
“estimates,” “plans,” “expects,” “should,” “may,” “might,” “outlook,” “potential” and “anticipates,” the negative of these terms and similar expressions, as they relate to BancGroup (including its subsidiaries or its management), are intended to identify forward-looking statements. The forward-looking statements in this presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. In addition to factors mentioned elsewhere in this presentation or previously disclosed in BancGroup’s SEC reports (accessible on the SEC’s website at www.sec.gov or on BancGroup’s website at
www.colonialbank.com), the following factors, among others, could cause actual results to differ materially from forward-looking statements and future results could differ materially from historical performance. These factors are not exclusive:
• deposit attrition, customer loss, or revenue loss in the ordinary course of business;
• increases in competitive pressure in the banking industry and from non-banks;
• costs or difficulties related to the integration of the businesses of BancGroup and institutions it acquires are greater than expected;
• the inability of BancGroup to realize elements of its strategic plans for 2007 and beyond;
• changes in the interest rate environment which expand or reduce margins or adversely affect critical estimates as applied and projected returns on investments;
• economic conditions affecting real estate values and transactions in BancGroup’s market and/or general economic conditions, either nationally or regionally, that are less favorable then expected;
• natural disasters in BancGroup’s primary market areas which result in prolonged business disruption or materially impair the value of collateral securing loans;
• management’s assumptions and estimates underlying critical accounting policies prove to be inadequate or materially incorrect or are not borne out by subsequent events;
• the impact of recent and future federal and state regulatory changes;
• current or future litigation, regulatory investigations, proceedings or inquiries;
• strategies to manage interest rate risk may yield results other than those anticipated;
• changes which may occur in the regulatory environment;
• a significant rate of inflation (deflation);
• acts of terrorism or war; and
• changes in the securities markets.
Many of these factors are beyond BancGroup’s control. The reader is cautioned not to place undue reliance on any forward looking statements made by or on behalf of BancGroup. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. BancGroup does not undertake any obligation to update or revise any forward-looking statements.

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1Q07 Highlights
Quarterly Earnings Per Share of $0.43, up 2% over 1Q06
Core Noninterest Income increased 11% over 1Q06
Loans grew 3%
1
over 1Q06
Period End Deposits grew 7% annualized over December 31, 2006 –
Noninterest Bearing Deposits grew 13% annualized
Excellent Credit Quality - Annualized Net Charge-Offs were 0.06% of average loans
Allowance for loan losses increased to 1.16% of loans – 525% of nonperforming assets
1 Excluding Mortgage Warehouse Lending and sale of residential real estate loans

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Excellent Credit Quality
Credit Quality remains excellent
No subprime products
Annualized Net Charge-Off Ratio was 0.06% of average loans for the quarter compared to 0.26% for 1Q06 and 0.12% for 4Q06
Increased the allowance for loan losses to 1.16% of total loans, compared to 1.13% at 12/31/06
The allowance was 525% of nonperforming assets

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Summary of Loan Loss Experience
2003 – 1Q07
1 Annualized
1Q07 2006 2005 2004 2003
Reserve Ratio to Net Loans 1.16% 1.13% 1.15% 1.16% 1.20%
Reserve $172,602 $174,850 $171,051 $148,802 $138,549
Coverage of Nonperforming Assets 525% 695% 536% 402% 184%
Net Charge-off Ratio to Average Loans 0.06%
1
0.12% 0.14% 0.19% 0.31%
Net Charge-offs $2,195 $18,343 $19,211 $23,598 $35,471
Years of Net Charge-offs in Reserve
19.66
1
9.53 8.90 6.31 3.91
Nonperforming Assets $32,855 $25,149 $31,931 $37,039 $75,440
Ratio of Nonperforming Assets to Net Loans 0.22% 0.16% 0.21% 0.29% 0.65%

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Our portfolio is diversified by property type, location and borrower.
We loan to builders and developers who have a substantial level of expertise within their markets, and they personally support the deal through their guarantees and financial strength.
Our average builder/developer has been a long time customer with expertise in the industry. They have successfully been through real estate cycles in the past. It is evident that they are taking appropriate actions during this market cycle:
working through inventory
slowing new starts
requiring more presales
diversifying into other areas of real estate
Construction Lending Strengths

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In order to mitigate the risk of higher inventory levels, Colonial has focused on:
high presale levels
equity
strong guarantor support
lower price points
market support (i.e., in Florida we target having a minimum of 75% pre-sales)
We closely monitor all inventory levels and project status
Commercial real estate within our markets remains very strong and is projected to remain strong with solid occupancy and rental rates
Thus far, any problems we have experienced have been isolated
Construction Lending Strengths (continued)

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We do not offer subprime lending products
We do not offer low document, stated income, “Option ARMs” or “Pick a Payment” products
All ARM loans are underwritten with rate increases already factored in
Our past dues and charge-offs within this portfolio remain very low and compare favorably to the industry
1-4 Family Residential Real Estate Portfolio

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Outstanding loans, excluding mortgage loans sold and mortgage warehouse, remained stable during the quarter
The slow down in loan growth was due to:
• Loan demand within the residential sector has slowed as builders and developers have pulled back and adjusted to the market conditions.
• In mid-2006, Colonial recognized a possible slowdown in the residential market. As a result, we have been very selective on all new loan requests.
• Furthermore, our strategy is to exit problem relationships or potential problem relationships very quickly.
• Liquidity in the market continues to be strong.  We are experiencing large payoffs of loans as projects are sold or moved to the secondary market.
We expect slow loan growth throughout the remainder of 2007
Colonial is focusing its efforts on growing the commercial real estate portfolio, C&I and commercial construction. We continue to finance strong residential development projects which have guarantor and market support.
Loan Growth

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Mortgage Warehouse Lending
$4.1 billion in assets under management at 3/31/07; $2 billion sold to third-party commercial paper conduits
Mortgage Warehouse Lending customers are mortgage companies
which originate primarily “A” paper
Colonial is not the primary funding source of subprime originations
Colonial manages the collateral files on substantially all outstandings
Average FICO score on Colonial’s collateral is approximately 700
Investor requests to our customers to repurchase loans have not trended up
Closely monitor aging on collateral

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11 $1.06 $1.26 $1.16 $1.31 $1.52 $1.72 2001 2002 2003 2004 2005 2006 $0.42 $0.43 1Q06 1Q07 (diluted) Consistent Earnings Per Share Growth 5 Year CAGR = 10% 2001 - 2006 19% (8)% 13% 16% 13% 2%

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$422
$455
$495
$567
$709
$755
$188
$181
2001 2002 2003 2004 2005 2006 1Q06 1Q07
Net Interest Income
($ in millions)
8%
9%
15%
25%
3 Year CAGR = 15%
2003 - 2006
79%
6%
3.57%     3.55%     3.38%     3.52%     3.75%     3.71%    3.86% 3.48%
Net Interest
Margin

Net Interest Income and Margin
($ in millions)
Tax
Equivalent
NII NIM
4Q06 184.8 $       3.53%
Deposit Mix Change (2.6)             -0.05%
Impact of Trust Preferred Redemption 0.4              0.01%
Spread Compression on Earning Assets 1.0              -0.01%
Day Count (2.1)             -
1Q07 181.5 $       3.48%

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Interest rate risk position has been managed to a neutral position
Sold $490 million of adjustable rate residential real estate loans (ARMs)
on March 30 which yielded 6.04%
Marked the following financial instruments to fair value on January 1,
2007 as a result of adopting SFAS 159:
$1.2 billion of available for sale securities which yielded 4.78% - resulted in a reclassification of a $26 million after tax loss from accumulated other comprehensive income to retained earnings.  The securities were sold in April at no additional gain or loss.
$383 million of debt which resulted in a cumulative effect adjustment (loss) of approximately
$15 million, net of tax, which reduced shareholders’ equity
- Redeemed $70 million on February 2, 2007, interest rate of 8.92%
Changes in fair value during the first quarter resulted in a gain of $2 million
The adoption of SFAS 159 increases the Company’s flexibility to manage its interest rate risk position and is expected to increase the Company’s net interest income, net interest margin and earnings in 2007 and in future periods.
Continue to focus on increasing consumer and business checking accounts
Net Interest Income Management

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$15,967
$15,595
$15,788
$8,433
$8,734
$9,419
$10,862
$13,988
2001 2002 2003 2004 2005 2006 1Q06 1Q07
Average Deposits
4%
8%
15%
1 Excluding acquisitions, sale of branches, and brokered deposits
($ in millions)
13%
1
29%
3 Year CAGR = 19%
2003 - 2006
87%
13%
2%
5%
1

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Noninterest Income
1Q07 4Q06 1Q06 4Q06 1Q06
Service charges on deposit accounts 17.7 $ 18.9 $     14.2 $     -6% 25%
Electronic banking 4.4      4.4         4.1         -           7%
Other retail banking fees 3.6      3.5         3.5         3% 3%
        Retail Banking Fees 25.7    26.8       21.8       -4% 18%
Financial planning services 3.8      3.3         3.1         15% 22%
Mortgage banking 3.2      3.7         2.9         -14% 10%
Mortgage warehouse fees 6.9      6.9         6.3         -           10%
Bank-owned life insurance 4.9      3.8         3.9         29% 26%
Goldleaf income -        -           1.2         -           -100%
Other income 1.7      4.9         2.3         -65% -26%
        Core Noninterest Income 46.2    49.4       41.5       -6% 11%
Gain on sale of residential real estate loans 3.9      -           -           100% 100%
Securities, derivatives and debt gains, net 3.0      0.4         4.2         650% -28%
Gain on sale of Goldleaf -        -           2.8         -           -100%
        Total Noninterest Income 53.1 $ 49.8 $     48.5 $     7% 9%
Annualized Noninterest Income to Average Assets 0.81% 0.86% 0.78%
Noninterest Income to Total Revenue 20.4% 21.1% 18.1%
% Change
($ in millions)
1 Core noninterest income was used in the calculation
1
1

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17 $62.9 $74.6 $82.4 $87.6 $96.7 $21.8 $25.7 2002 2003 2004 2005 2006 1Q06 1Q07 Retail Banking Fees ($ in millions) 18% 19% 10% 6% 10%

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Noninterest Expense
($ in millions)
1 Core noninterest (see components of core noninterest income on noninterest income slide) and total noninterest expense excluding severance are used in the calculation
1Q07 4Q06 1Q06 4Q06 1Q06
Salaries and employee benefits 69.6 $   67.4 $  68.8 $  3% 1%
Severance expense 3.0 0.4 - 650% 100%
Occupancy expense of bank premises, net 18.5 18.2 15.5 2% 19%
Furniture and equipment expense 13.1 13.0 11.4 1% 15%
Professional services 4.8 5.4 4.4 -11% 9%
Amortization of intangibles 3.1 3.1 3.1 - -
Advertising 2.2 2.5 2.9 -12% -24%
Communications 3.0 2.9 2.6 3% 15%
Electronic banking expense 1.7 1.7 1.3 - 31%
Merger related expense 0.4 - - 100% 100%
Operating supplies 1.0 1.2 1.4 -17% -29%
Other expense 13.3 14.7 14.5 -10% -8%
Total Noninterest Expense 133.7 $
$130.5 $125.9
2% 6%
Efficiency Ratio
1
57.39% 55.55% 54.73%
Annualized Noninterest Expense to Average Assets
1
2.27% 2.29% 2.34%
% Change

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Solid Earnings Per Share of $0.43, up 2% over 1Q06
Excellent Credit Quality
Strong Fee Income growth and effective expense management
Increased dividend to $0.1875 per quarter - $0.75 estimate for 2007
Forbes
Platinum 400 List of Best Large Companies in America
Summary

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$.15
$.16
$.17
$.18
$.20
$.22
$.27
$.30
$.34
$.38
$.44
$.48
$.52
$.56
$.58
$.61
$.68
$.75*
$0
$0
$0
$0
$0
$1
$1
$1
'90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07
17 YEARS OF INCREASED DIVIDENDS
Solid Dividend Growth
*Estimated
10%

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21 Supplemental Information

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Summary Income Statement
1Q07 4Q06 1Q06 4Q06 1Q06
Net interest income 180.8 $     184.5 $     188.2 $     -2% -4%
Core noninterest income 46.2         49.4         41.5         -6% 11%
   Total Revenue 227.0       233.9       229.7       -3% -1%
Provision for loan losses 2.2           3.4           12.3         -35% -82%
Gain on sale of residential real estate loans 3.9           -             -             100% 100%
Securities, derivatives and debt gains, net 3.0           0.4           4.2           650% -28%
Gain on sale of Goldleaf -             -             2.8           -           -100%
Noninterest expense, excluding severance 130.7       130.1       125.9       -           4%
Severance expense 3.0           0.4           -             650% 100%
   Pretax Income 98.0         100.4       98.5         -2% -1%
Income tax expense 32.7         34.1         33.5         -4% -2%
   Net Income 65.3 $      66.3 $      65.0 $      -2% -
Earnings Per Share - Diluted 0.43 $      0.43 $      0.42 $
Weighted Average Shares Outstanding - Diluted 153,450    153,580    155,183
% Change
($ in millions)

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Average Balance Sheet
($ in millions)
1 Includes loans, loans held for sale and securities purchased under agreements to resell
2 Includes MWL assets and assets securitized
1Q07 4Q06 1Q06 4Q06 1Q06
Earning Assets 21,017 $   20,813 $   19,704 $   1% 7%
Loans, excluding MWL 15,153      15,211      14,576      -             4%
MWL Assets

1
2,084        2,269        2,117       -8% -2%
MWL Managed Assets
2
4,079        4,269        3,617       -4% 13%
Securities 3,225        3,169        2,902       2% 11%
Total Assets 23,049      22,733      21,517      1% 7%
Assets Under Management 25,044      24,733      23,017      1% 9%
Total Deposits 15,967      15,939      15,595      -             2%
Noninterest Bearing Deposits 2,780        2,886        3,034       -4% -8%
Interest Bearing Transaction Accounts 6,314        6,164        6,036       2% 5%
Time Deposits 6,873        6,889        6,525       -             5%
Shareholders' Equity 2,049        2,045        1,962       -             4%
% Change

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72%
1
of Colonial’s Deposits are in four states where the population is expected to grow twice as fast as the rest of the U.S.* - Florida,
Georgia, Nevada  and Texas
Branches, Assets and Deposits by State at 3/31/07 are as follows:
In the Right Places
$23.1 Billion in Assets $16.4 Billion in Deposits 308 Branches
1 At 3/31/07
*Projected Population change from 2006-2011
Source: US Census Bureau
NV
15
TX
14
FL
170
GA
18
AL
91
FL
58%
AL
25%
TX
4%
GA
5%
NV
5%
Corp
3%
FL
56%
GA
6%
AL
19%
Corp
9%
TX
6%
NV
4%

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Superior Projected Population Growth
2006 - 2011 Population Growth
Colonial BancGroup, Inc. 11.92%
SunTrust Banks, Inc. 10.50
South Financial Group, Inc. 9.90
Compass Bancshares, Inc. 9.88
Synovus Financial Corp. 8.99
Wachovia Corporation 8.61
BB&T Corporation 7.94
Whitney Holding Corporation 7.38
Bank of America Corporation 6.79
Regions Financial Corporation 6.69
Trustmark Corporation 5.21
BancorpSouth, Inc. 4.80
First Horizon National Corporation 4.42
Fifth Third Bancorp 4.30
Median 7.66%
Low 4.30
High 11.92
Source: SNL Financial.
Deposit data as of 6/30/06.
Population growth deposit weighted by county.

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0.65%
0.78%
0.64%
0.54%
0.55%
0.60%
0.71%
0.84%
0.85%
0.22%
0.29%
0.21%
0.78%
1.17%
1.25%
0.16%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
'92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 3/31/07
All FDIC Insured Commercial Banks
Colonial BancGroup
(as originally reported)
NPAs Consistently Below Industry

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0.47%
0.49%
0.09%
0.19%
0.12%
0.14%
0.33%
0.13%
0.18%
0.06%
0.23%
0.26%
0.21%
0.21%
0.28%
0.29%
0.31%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
'91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 3/31/07
All FDIC Insured Commercial Banks
Southern Regionals*
Colonial BancGroup
Net Charge-Offs/Average Loans
*Source: KBW
(as originally reported)
Low Loss Ratio
1 Annualized
1